Exhibit 10.8
FOURTH AMENDMENT TO SECOND AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT
     This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Fourth Amendment”) is made as of this 8 day of September, 2009 by and among
     BANK OF AMERICA, N.A. (the “Lender”), a national banking association with offices at 100 Federal Street, Boston, Massachusetts 02110,
          and
     BAKERS FOOTWEAR GROUP, INC., f/k/a Weiss and Neuman Shoe Co. (the “Borrower”), a Missouri corporation with its principal executive offices at 2815 Scott Avenue, Suite C, St. Louis, Missouri 63103, in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
RECITALS:
     A. Reference is made to that certain Second Amended and Restated Loan and Security Agreement (as amended to date, the “Loan Agreement”) dated as of August 31, 2006 between the Borrower and the Lender.
     B. The Borrower and the Lender have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
Accordingly, the Borrower and the Lender agree as follows:
1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.
2. Amendments To Loan Agreement.
     2.1 The pricing grid set forth in the definition “Applicable Margin” shall be deleted in its entirety from Section 1 of the Loan Agreement and the following shall be substituted therefor:

LEVEL	BORROWING BASE TEST	LIBOR MARGIN	BASE MARGIN
I	Availability is greater than or equal to 24% of Borrowing Base	3.50%	3.00%

II	Availability is greater than or equal to 12% of Borrowing Base but less than 24% of Borrowing Base	3.75%	3.25%

III	Availability is less than 12% of Borrowing Base	4.00%	3.50%
     2.2 Section 2.13 of the Loan Agreement is hereby amended by deleting “0.50%” in the second line thereof and by substituting “0.75%” therefor.
3. Consent to PEMG Amendment. The Lender hereby consents to the terms of that certain Amendment No. 3 to Loan Documents by and among the Borrower, the lenders party thereto, and PEMG, as Agent attached hereto as Exhibit A (the “PEMG Amendment”), which PEMG Amendment amends the terms of the PEMG Financing. Except as set forth in this consent, all terms and conditions of the Subordination Agreement remain in full force and effect.
4. Additional Acknowledgments And Representations. As an inducement for the Lender to execute this Fourth Amendment, the Borrower hereby represents and warrants that as of the date hereof no Suspension Event has occurred and is continuing.
5. Ratification Of Loan Documents; No Claims Against Lender. Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents. There is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower to the Lender could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to the Borrower with regard to the Liabilities of the Borrower to the Lender; nor is there any basis on which the terms and conditions of any of the Liabilities of the Borrower to the Lender could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that the Borrower has (or ever had) any such claims against the Lender, it hereby affirmatively WAIVES and RELEASES same.
6. Conditions To Effectiveness. This Fourth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:
     6.1 This Fourth Amendment shall have been duly executed and delivered by the respective parties hereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender;

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     6.2 All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Fourth Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender;
     6.3 The Borrower and PEMG shall have entered into the PEMG Amendment;
     6.4 The Borrower shall have paid to the Lender, for the account of the Lender, an amendment fee in an amount equal to $30,000. The amendment fee shall be fully earned by the Lender and due and payable on the date hereof by the Borrower to the Lender and shall not be subject to refund or rebate under any circumstances;
     6.5 The Borrower shall have paid to the Lender all other fees and expenses then due and owing pursuant to the Loan Agreement; and
     6.6 The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and Lender’s counsel may have reasonably requested, each in form and substance satisfactory to the Lender.
7. Miscellaneous.
     7.1 This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
     7.2 This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
     7.3 Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Fourth Amendment.
     7.4 The Borrower shall pay on demand all reasonable costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution, and delivery of this Fourth Amendment.
     7.5 THIS FOURTH AMENDMENT SHALL BE CONSTRUED, GOVERNED, AND ENFORCED PURSUANT TO THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS SEALED INSTRUMENT.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties have hereunto caused this Fourth Amendment to be executed and their seals to be hereto affixed as of the date first above written.

BAKERS FOOTWEAR GROUP, INC., as Borrower

By	/s/ Peter Edison

Name	Peter Edison

Title	CEO

BANK OF AMERICA, N.A., as Lender

By	/s/ Richard D. Hill, Jr.

Name	Richard D. Hill, Jr.

Title	Managing Director

S/1

Exhibit A
PEMG Amendment
[See Attached]

S/1

EXECUTION COPY
AMENDMENT NUMBER 3 TO LOAN DOCUMENTS
     THIS AMENDMENT NUMBER 3 TO LOAN DOCUMENTS (this “Third Amendment”), is entered into as of September 3, 2009 by and between GVECR II 2007 E Trust dated December 17, 2007 (“Lender”), PRIVATE EQUITY MANAGEMENT GROUP, INC., a Nevada corporation, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”) under the Credit Agreement (as defined herein) and in its capacity as a “Security holder” under the Registration Rights Agreement (as defined herein), and BAKERS FOOTWEAR GROUP, INC., a Missouri corporation (“Borrower”), in its capacities as party to both the Credit Agreement and the Registration Rights Agreement.
W I T N E S S E T H
     WHEREAS, Borrower, Agent and Lender are parties to that certain Second Lien Credit Agreement, dated as of February 1, 2008 (as amended, restated, supplemented, or modified from time to time, the “Credit Agreement”);
     WHEREAS, Borrower, Agent and Lender are parties to that certain Amendment No. 1 to Loan Documents dated as of May 12, 2008 (the “First Amendment”);
     WHEREAS, Borrower, Agent and Lender are parties to that certain Amendment No. 2 to Loan Documents dated as of April 9, 2009 (the “Second Amendment”);
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Documents as follows:
1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.
2. AMENDMENT TO CREDIT AGREEMENT
          (a) Section 6.16(b) of the Credit Agreement is amended and restated as follows:
               6.16 Financial Covenants
               (b) Minimum EBITDA. Fail to achieve EBITDA, measured on a fiscal year to date basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Minimum
Applicable Period	Amounts
February 1, 2009 to May 2, 2009	$200,000
February 1, 2009 to August 1, 2009	$1,000,000

EXECUTION COPY

Applicable Minimum
Applicable Period	Amounts
February 1, 2009 to October 31, 2009	$(4,100,000)
February 1, 2009 to January 30, 2010	$5,250,000
January 31, 2010 to May 1, 2010	$500,000
January 31, 2010 to July 31, 2010	$1,250,000
January 31, 2010 to October 31, 2010	$(4,100,000)
November 1, 2010 to January 30, 2011	$5,250,000
     (b) The revisions to the foregoing covenant and the information provided by Borrower to Lender and Agent in connection therewith shall not be deemed to constitute a Material Adverse Change.
3. CONDITIONS PRECEDENT TO THIS THIRD AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Third Amendment and each and every provision hereof:
     (a) The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);
     (b) The Borrower hereby represent and warrants that no Default or Event of Default has occurred and is continuing under the Credit Agreement as of the date hereof;
     (c) No Event of Default shall have occurred and be continuing under the Second Amended and Restated Loan and Security Agreement dated as of August 31, 2006 between Bank of America, N.A. (“Bank of America”) and Borrower, as amended, as of the date hereof;
     (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Agent or any Lender;
     (e) Borrower shall have paid Agent a fee equal to $15,000. The fee shall be fully earned and non-refundable as of the date hereof;
     (f) Borrower shall have executed and delivered this Third Amendment to Lender by no later than September 15, 2009; and
     (g) Borrower and Lender shall have obtained Bank of America’s consent to this Third Amendment.
4. CONSTRUCTION. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

EXECUTION COPY
5. ENTIRE AMENDMENT; EFFECT OF THIRD AMENDMENT. This Third Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth in this Third Amendment, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Third Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Third Amendment shall control. This Third Amendment is a Loan Document.
6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Third Amendment by signing any such counterpart. Delivery of an executed counterpart of this Third Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment by telefacsimile also shall deliver an original executed counterpart of this Third Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.
7. MISCELLANEOUS.
     (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by the First Amendment, Second Amendment, and this Third Amendment.
     (b) Upon the effectiveness of this Third Amendment, each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by the First Amendment, Second Amendment, and this Third Amendment.
[Signature Page Follows]

EXECUTION COPY
     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed and delivered as of the date first written above.

BAKERS FOOTWEAR GROUP, INC.

By:

Title:

PRIVATE EQUITY MANAGEMENT GROUP, INC., as Agent and as Security holder

By:

Title:

By:

Title:

GVECR II 2007 E Trust dated December 17, 2007, as Lender

By:

Title:

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